Exhibit 10.4

SEPARATION AGREEMENT AND GENERAL RELEASE

THIS SEPARATION AGREEMENT AND GENERAL RELEASE (“Agreement”) is made and entered into by and between Eric Doctorow (“EMPLOYEE”), on the one hand, and THQ Inc. and its parent, successor, predecessor, affiliate and related entities (“THQ”), on the other hand.

RECITALS:

A.            EMPLOYEE acknowledges and agrees that his employment will terminate on July 29, 2004 (the “Termination Date”), pursuant to his resignation after which date he shall perform no further duties, functions or services on behalf of THQ.  EMPLOYEE agrees that he will take no steps now or in the future to seek reemployment with THQ Inc.

B.            EMPLOYEE and THQ want to settle fully and finally all potential differences or differences between them, including all potential differences or differences which arise out of or relate to EMPLOYEE’s employment or separation of employment with THQ.

NOW, THEREFORE, EMPLOYEE and THQ understand and agree as follows:

1.                                       Severance By THQ; No Obligation To Make Payment Under Normal Policies.

THQ agrees that within ten calendar days following its receipt of the original executed Agreement, it will: (1) deliver a check payable to EMPLOYEE in the amount of $136,333.34, less all appropriate deductions, representing 4 months of salary; (2) deliver a check payable to EMPLOYEE in the amount of $87,208.00, less all appropriate deductions, representing three months of bonus.  THQ further agrees that upon receipt of the original executed Agreement, it will: (3) provide payment for EMPLOYEE’s continuation of health benefits for a period not to exceed 18 months from his date of resignation, provided that such payment shall cease immediately upon EMPLOYEE’s receipt of medical coverage from any subsequent employer; and (4) immediately vest options to purchase 200,000 shares of THQ common stock of the stock option grant of 250,000 shares previously granted to EMPLOYEE pursuant to the THQ 1997 Stock Option Plan, as amended (the “Plan”), under the terms of EMPLOYEE’s Offer Letter dated October 17, 2003 (the “Stock Option Grant”), it being understood that pursuant to the terms of the Plan that EMPLOYEE shall have ninety (90) days following the Termination Date during which he may exercise his vested options.  EMPLOYEE agrees to forfeit the balance of 50,000 shares of the Stock Option Grant.  In addition, within ten calendar days following its receipt of the original executed Supplemental General Release (attached hereto as Exhibit A), THQ agrees that it will deliver a check payable to EMPLOYEE in the amount of $136,333.33 representing an additional 4 months of salary.  (Collectively, the amounts described above in this paragraph shall be referred to herein as the “Payment”).  EMPLOYEE acknowledges that upon execution of this Agreement and the Supplemental General Release, the Payment described herein shall constitute full and complete satisfaction of any and all amounts properly due and owing to EMPLOYEE as a result of his employment with THQ and/or his resignation from that employment and that in the absence of this Agreement, EMPLOYEE would not be entitled to the Payment specified in this Paragraph 1.

2.                                       Non-Admission Of Discrimination Or Wrongdoing.

This Agreement shall not in any way be construed as an admission that THQ or any individual has any liability to or acted wrongfully in any way with respect to EMPLOYEE or any other person.  This Agreement shall not in any way be construed as an admission that EMPLOYEE has any liability to or acted wrongfully in any way with respect to THQ or any other person.  THQ specifically denies that it has any liability to or that it has done any wrongful, harassing and/or discriminatory acts against EMPLOYEE or any other person on the part of itself, or its officers, employees and/or agents.  EMPLOYEE specifically denies that he has any liability to or that he has done any wrongful, harassing and/or discriminatory acts against THQ or any other person.

3.                                       Separation Of Employment And Compensation.

EMPLOYEE acknowledges that his employment with THQ will terminate on July 29, 2004, pursuant to his resignation and that such employment will not be resumed again at any time.  EMPLOYEE acknowledges that after it has complied with all its obligations hereunder, THQ will have paid him all salary, and other compensation due him and will have paid him for all accrued vacation benefits, if any, to which he is entitled.

4.                                       Company Property.

EMPLOYEE agrees that he has had access to trade secrets and other proprietary and confidential information pertaining to THQ.  EMPLOYEE agrees that he will not, without prior written consent of THQ, communicate or disclose any such information to any person, employer, or other entity at any time in the future, whether or not developed by EMPLOYEE.  (Confidential and proprietary information includes, but is not limited to, information concerning THQ’s sales, sales volume, sales methods, sales proposals, customers and prospective customers, identity of customers and prospective customers, amount or kind of customer’s purchases from THQ, THQ’s manuals, formulae, processes, methods, compositions, ideas, game designs, inventions, or other confidential or proprietary information belonging to THQ or relating to THQ’s affairs.)  Notwithstanding the foregoing, EMPLOYEE’s obligations of confidentiality shall not apply to information which: (a) is now, or hereafter becomes, through no act or failure to act on the part of EMPLOYEE, generally known or available to the public; or (b) was rightfully known by EMPLOYEE at the time of receiving such information from THQ; or (c) is hereafter rightfully furnished to EMPLOYEE by a third party without any breach of any confidentiality obligation to THQ; or (d) is independently developed by EMPLOYEE without any breach of this Agreement, or; (e) is required to be disclosed by EMPLOYEE by judicial action after all reasonably available legal remedies to maintain the confidentiality of such information have been exhausted.  EMPLOYEE also agrees that he will return to THQ by no later than July 29, 2004, all designs, lists, books, files, reports, documents, agreements, correspondence, computer databases and files, records, supplies, computers, telephones, identification cards, parking cards, keys and other property or materials used, prepared or received by him or made available to him by THQ, in connection with his employment and in his possession or control, if any, except, however, for his current cellular telephone number (310-309-7900), service for which THQ shall arrange to have billed to EMPLOYEE’s home address as shown in Section 22 below, and the office furniture he brought to THQ but which THQ did not purchase or provide funds to purchase, which furniture is more fully identified in Exhibit B and made a part hereof.

5.                                       No Lawsuits.

(a)           EMPLOYEE promises never to file a lawsuit, administrative complaint, or charge of any kind with any court, governmental or administrative agency or arbitrator against THQ or its officers, directors, agents or employees, asserting any claims that are released in this Agreement.

(b)           EMPLOYEE represents and agrees that, prior to signing this Agreement, he has not filed or pursued any complaints, charges or lawsuits of any kind with any court, governmental or administrative agency or arbitrator against THQ or its officers, directors, agents or employees, asserting any claims that are released in this Agreement.

(c)           THQ promises never to file a lawsuit, administrative complaint, or charge of any kind with any court, governmental or administrative agency or arbitrator against EMPLOYEE, asserting any claims that are released in this Agreement.

(d)           THQ represents and agrees that, prior to signing this Agreement, it has not filed or pursued any complaints, charges or lawsuits of any kind with any court, governmental or administrative agency or arbitrator against EMPLOYEE, asserting any claims that are released in this Agreement.

6.                                       Complete and Mutual Release.

(a)           In consideration of the mutual covenants and promises contained herein and subject to the consideration set forth above in Paragraph 1, EMPLOYEE hereby knowingly and voluntarily releases, absolves and discharges THQ and, as applicable, its officers, partners, attorneys, agents, officers, administrators, directors, employees, affiliates, representatives, and/or assigns and successors, past and present (collectively the “Releasees”) from all rights, claims, demands, obligations, damages, losses, causes of action and suits of all kinds and descriptions, legal and equitable, known and unknown, that EMPLOYEE may have or ever have had against the Releasees from the beginning of time to the date of execution of this Agreement, including, but not limited to, any such rights, claims, demands, obligations, damages, losses, causes of action and suits arising out of, but not limited to, any right of EMPLOYEE or of any person arising under any law, statute, duty, contract, covenant, or order, or any liability for any act of age discrimination or other impermissible form of harassment or discrimination by THQ against EMPLOYEE, as prohibited by any state or federal statute or common law, including, but not limited to, Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e, the Americans With Disabilities Act, 42 U.S.C. §§ 12101 et seq., the Age Discrimination in Employment Act, 29 U.S.C. §§ 623 et seq., the Sarbanes-Oxley Act, the California Fair Employment and Housing Act, Cal. Gov’t Code §§ 12940 et seq., the California Workers’ Compensation Act, Cal. Lab. Code §§ 3600 et seq., the Fair Labor Standards Act, 29 U.S.C. §§ 201 et seq., and the laws established by the California Department of Labor Standards Enforcement, e.g., Cal. Lab. Code §§ 200-272.  This includes, but is not limited to, claims for employment discrimination, wrongful termination, constructive termination, violation of public policy, breach of any express or implied contract, breach of any implied covenant, fraud, intentional or negligent misrepresentation, emotional distress, or any other claims relating to EMPLOYEE’s relationship with THQ.  The matters that are the subject of the releases referred to in this Paragraph shall be referred to collectively as “EMPLOYEE’s Released Matters.”  EMPLOYEE further agrees to execute the Supplemental General Release (attached as Exhibit A) by no later than August 19, 2004.

(b)           EMPLOYEE further understands and acknowledges that:

(1)           This Agreement constitutes a voluntary waiver of any and all rights and claims he has against the Releasees as of the date of the execution of this Agreement, including rights or claims arising under the Age Discrimination in Employment Act;

(2)           He has waived rights or claims pursuant to this Agreement in exchange for consideration, the value of which exceeds the payment or remuneration to which he was already entitled;

(3)           He is hereby advised that he may consult with an attorney of his choosing concerning this Agreement prior to executing it;

(4)           He has been afforded a period of at least 21 days to consider the terms of this Agreement, and in the event he should decide to execute this Agreement in fewer than 21 days, he has done so with the express understanding that he has been given and declined the opportunity to consider this Agreement for a full 21 days; and

(5)           He may revoke this subparagraph 6(b) of the Agreement at any time during the seven (7) days following the date of execution of this Agreement, and this subparagraph 6(b) of the Agreement shall not become effective or enforceable until such revocation period has expired (the “Effective Date”).

(c)           In consideration of the mutual covenants and promises contained herein, THQ hereby knowingly and voluntarily releases, absolves and discharges EMPLOYEE from all rights, claims, demands, obligations, damages, losses, causes of action and suits of all kinds and descriptions, legal and equitable, known and unknown, that THQ may have or ever have had against EMPLOYEE from the beginning of time to the date of execution of this Agreement, including, but not limited to, any such rights, claims, demands, obligations, damages, losses, causes of action and suits arising out of, but not limited to, any right of THQ arising under any law, statute, duty, contract, covenant, or order.  The matters that are the subject of the releases referred to in this Paragraph shall be referred to collectively as “THQ’s Released Matters.”

7.                                       Unknown Claims.

EMPLOYEE and THQ acknowledge that there is a risk that subsequent to the execution of this Agreement, EMPLOYEE or THQ will incur or suffer damage, loss or injury to persons or property that is unknown or unanticipated at the time of the execution of this Agreement.  EMPLOYEE and THQ do hereby specifically assume such risk and agree that this Agreement and the releases contained herein shall and do apply to all unknown or unanticipated results of any and all matters caused by or connected with the relationship between THQ and EMPLOYEE, as well as those currently known or anticipated.  Accordingly, EMPLOYEE and THQ acknowledge that each has read the provisions of California Civil Code Section 1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known to him must have materially affected his settlement with the debtor”

and that each expressly waives, relinquishes and forfeits all rights and benefits accorded by the provisions of California Civil Code Section 1542, as well as any other state or federal statutes or common law principles of similar effect.

8.                                       Assumption Of Risk; Investigation Of Facts.

(a)           EMPLOYEE hereby expressly assumes the risk of any mistake of fact or that the true facts might be other than or different from the facts now known or believed to exist, and it is EMPLOYEE’s express intention to forever settle, adjust and compromise any and all disputes between and among him and the Releasees, finally and forever, and without regard to who may or may not have been correct in their respective understandings of the facts or the law relating thereto.

(b)           In making and executing this Agreement, EMPLOYEE represents and warrants that he has made such investigation of the facts and the law pertaining to the matters described in this Agreement as he deems necessary, and EMPLOYEE has not relied upon any statement or representation, oral or written, made by any other party to this Agreement with regard to any of the facts involved in any dispute or possible dispute between the parties hereto, or with regard to any of his rights or asserted rights, or with regard to the advisability of making and executing this Agreement.

(c)           THQ hereby expressly assumes the risk of any mistake of fact or that the true facts might be other than or different from the facts now known or believed to exist, and it is THQ’s express intention to forever settle, adjust and compromise any and all disputes between and among it and EMPLOYEE, finally and forever, and without regard to who may or may not have been correct in their respective understandings of the facts or the law relating thereto.

(d)           In making and executing this Agreement, THQ represents and warrants that it has made such investigation of the facts and the law pertaining to the matters described in this Agreement as it deems necessary, and THQ has not relied upon any statement or representation, oral or written, made by any other party to this Agreement with regard to any of the facts involved in any dispute or possible dispute between the parties hereto, or with regard to any of its rights or asserted rights, or with regard to the advisability of making and executing this Agreement.

9.                                       Ownership Of Claims.

(a)           EMPLOYEE represents and warrants that no portion of any of EMPLOYEE’s Released Matters and no portion of any recovery or settlement to which EMPLOYEE might be entitled has been assigned or transferred to any other person, firm, entity or corporation not a party to this Agreement, in any manner, including by way of subrogation or operation of law or otherwise.  If any claim, action, demand or suit should be made or instituted against the Releasees or any of them because of any such purported assignment, subrogation or transfer, EMPLOYEE agrees to indemnify and hold harmless the Releasee(s) against such claim, action, suit or demand, including necessary expenses of investigation, attorneys’ fees and costs.

(b)           THQ represents and warrants that no portion of any of THQ’s Released Matters and no portion of any recovery or settlement to which THQ might be entitled has been assigned or transferred to any other person, firm, entity or corporation not a party to this Agreement, in any manner, including by way of subrogation or operation of law or otherwise.  If any claim, action, demand or suit should be made or instituted against EMPLOYEE because of any such purported assignment, subrogation or transfer, THQ agrees to indemnify and hold harmless EMPLOYEE against such claim, action, suit or demand, including necessary expenses of investigation, attorneys’ fees and costs.

10.                                 No Representations.

(a)           EMPLOYEE represents and agrees that no promises, statements or inducements have been made to him which caused him to sign this Agreement other than those expressly stated in this Agreement.

(b)           THQ represents and agrees that no promises, statements or inducements have been made to it which caused it to sign this Agreement other than those expressly stated in this Agreement.

11.                                 Confidentiality Of This Agreement.

(a)           EMPLOYEE agrees to keep the fact, terms and amount of this Agreement completely confidential, and not to disclose such information to anyone other than his or its attorneys, accountants, licensed tax and/or professional investment advisors, and spouse, if any (hereafter referred to as “EMPLOYEE’s Confidants”), all of whom shall be informed of and be bound by this confidentiality provision.  Neither EMPLOYEE nor EMPLOYEE’s Confidants shall disclose the fact, amount or terms of this Agreement to anyone including, but not limited to, any representative of any print, radio or television media, to any past, present or prospective employee of or applicant for employment with THQ, to any counsel for any current or former employee of THQ, to any other counsel or third party, or to the public at large.  Notwithstanding the foregoing, nothing herein is intended to or shall prevent EMPLOYEE from (a) disclosing the fact, terms and amount of this Agreement in response to a valid subpoena or other legal process; (b) disclosing the fact, terms and amount of this Agreement to the extent necessary to enforce the Agreement or any of its terms; or (c) testifying truthfully pursuant to a valid subpoena issued by any court or other regulatory body having competent jurisdiction.

(b)           THQ agrees to keep the fact, terms and amount of this Agreement completely confidential, and not to disclose such information to anyone other than its attorneys, accountants, licensed tax and/or professional investment advisors, auditors, and, to the limited extent each has an actual need to know in connection with the performance of his or her duties, THQ executives (hereafter referred to as “THQ’s Confidants”), all of whom shall be informed of and be bound by this confidentiality provision.  Neither THQ nor THQ’s Confidants shall disclose the fact, amount or terms of this Agreement to anyone including, but not limited to, any representative of any print, radio or television media, to any past, present or prospective employee of or applicant for employment with THQ, to any counsel for any current or former employee of THQ, to any other counsel or third party, or to the public at large.  Notwithstanding the foregoing, nothing herein is intended to or shall prevent THQ from (a) disclosing the fact, terms and amount of this Agreement in response to a valid subpoena or other legal process or as otherwise required by law (e.g., SEC regulations); (b) disclosing the fact, terms and amount of this Agreement to the extent necessary to enforce the Agreement or any of its terms; or (c) testifying truthfully pursuant to a valid subpoena issued by any court or other regulatory body having competent jurisdiction.

(c)           EMPLOYEE and THQ understand and agree that any disclosure of information in violation of this confidentiality provision by EMPLOYEE, EMPLOYEE’s Confidants, THQ or THQ’s Confidant’s could cause the other party injury and damage.  Any alleged violation of this confidentiality provision shall be resolved in accordance with the arbitration provisions herein.  If any proceeding is brought concerning an alleged violation of this confidentiality provision, the prevailing party shall recover from the losing party all reasonable attorneys’ fees and costs incurred in connection with such proceeding.  The party alleging violation of this confidentiality provision shall have the burden of proving such violation by clear and convincing evidence.

12.                                 Goodwill And Reputation Of THQ and EMPLOYEE.

(a)           EMPLOYEE agrees that he will refrain from taking actions or making statements, written or oral, that disparage or defame the goodwill or reputation of THQ, and/or its directors, officers, executives and employees.

(b)           THQ, on behalf of its executive officers, agrees that it will refrain from taking actions or making statements, written or oral, that disparage or defame the goodwill or reputation of EMPLOYEE.  THQ further agrees that it will instruct all executives who currently participate in THQ executive committee meetings that they are to refrain from taking actions or making statements, written or oral, that disparage or defame the goodwill or reputation of EMPLOYEE.  To the extent any prospective or future employer asks THQ for a reference, such request must be directed to the Senior Vice President, Human Resources who will provide a reference as follows (the “Reference Statement”): “Although THQ has a general policy of not discussing personnel matters, I can tell you that Eric Doctorow resigned from THQ to pursue other opportunities after concluding that his style and THQ’s style were not the best fit.  Eric contributed to the company during his tenure here, and the parting was entirely amicable”  THQ will also provide information pertaining to EMPLOYEE’s dates of employment, title, and, if requested, compensation.

(c)           To the extent either party issues to any print, radio or television media, any statement concerning the circumstances of the ending of EMPLOYEE’s employment at THQ other than the Reference Statement above (“Media Statement”), such Media Statement shall not contradict the Reference Statement in any way, and shall include, at a minimum, the fact that EMPLOYEE resigned his employment at THQ to pursue other opportunities.

13.                                 Successors.

(a)           This Agreement shall be binding upon EMPLOYEE and upon his heirs, administrators, representatives, executors, successors and assigns, and shall inure to the benefit of THQ and to its heirs, administrators, representatives, executors, successors and assigns.

(b)           This Agreement shall be binding upon THQ and upon its heirs, administrators, representatives, executors, successors and assigns, and shall inure to the benefit of EMPLOYEE and to his heirs, administrators, representatives, executors, successors and assigns.

14.                                 Arbitration.

(a)           Any claim or controversy arising out of or relating to this Agreement and/or the Supplemental General Release or any breach thereof between EMPLOYEE and THQ shall be submitted to arbitration in Los Angeles County, California, before an experienced employment arbitrator licensed to practice law in California and selected in accordance with the Model Employment Arbitration Procedures of the American Arbitration Association, as the exclusive remedy for such claim or controversy.  Either party desiring to arbitrate shall give written notice to the other party within a reasonable period of time after the party becomes aware of the need for arbitration.  The decision of the arbitrator shall be final and binding.  Judgment on any award rendered by such arbitrator may be entered in any court having jurisdiction over the subject matter of the controversy.  The prevailing party shall receive an award of costs and expenses related to the arbitration, including attorneys’ fees.  The fees and costs of the arbitrator shall be shared equally by the parties.

(b)           Should EMPLOYEE or THQ institute any legal action or administrative proceeding with respect to any claim waived by this Agreement and/or the Supplemental General Release or pursue any dispute or matter covered by this paragraph by any method other than said arbitration, the responding party shall be entitled to recover from the other party all damages, costs, expenses and attorneys’ fees incurred as a result of such action.

15.                                 Tender Of Severance Payment As A Condition To Challenge This Agreement And/Or The Supplemental General Release.

Should EMPLOYEE attempt to challenge the enforceability of this Agreement and/or the Supplemental General Release, as a further limitation on any right to make such a challenge, EMPLOYEE shall initially submit to THQ the total proceeds provided to him in connection with this Agreement plus interest at the standard statutory rate, and invite THQ to retain such monies and agree with EMPLOYEE to cancel this Agreement and the Supplemental General Release.  In the event THQ accepts this offer, THQ shall retain such monies and this Agreement and the Supplemental General Release shall be canceled.  In the event THQ does not accept such offer, THQ shall so notify EMPLOYEE and shall place such monies into an interest-bearing escrow account pending resolution of the dispute between EMPLOYEE and THQ as to whether this Agreement and/or the Supplemental General Release shall be set aside and/or otherwise rendered unenforceable.

16.                                 Consultation With Counsel; Reasonable Time To Consider Agreement; Voluntary Participation In This Agreement.

EMPLOYEE represents and agrees that he has been advised of the opportunity to review this Agreement with an attorney, that he has had the opportunity to thoroughly discuss all aspects of his rights and this Agreement with an attorney to the extent EMPLOYEE elected to do so, that he has carefully read and fully understands all of the provisions of this Agreement, that he has been given a reasonable period of time to consider signing this Agreement, and that he is voluntarily entering into this Agreement.

17.                                 Severability And Governing Law.

(a)           Should any of the provisions in this Agreement be declared or be determined to be illegal or invalid, all remaining parts, terms or provisions shall be valid, and the illegal or invalid part, term or provision shall be deemed not to be a part of this Agreement; provided, however, that if Section 1 or Section 6 of this Agreement is declared or determined to be illegal or invalid, neither party shall have any further obligations hereunder.

(b)           This Agreement is made and entered into in the State of California and shall in all respects be interpreted, enforced and governed under the laws of California.

18.                                 Proper Construction.

(a)           The language of all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against any of the parties.

(b)           As used in this Agreement, the term “or” shall be deemed to include the term “and/or” and the singular or plural number shall be deemed to include the other whenever the context so indicates or requires.

(c)           The paragraph headings used in this Agreement are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the interpretation of any of the provisions hereof.

19.                                 Entire Agreement.

This Agreement (including the Supplemental General Release attached as Exhibit A) constitutes the entire agreement between and among the parties pertaining to the subject matter hereof and the final, complete and exclusive expression of the terms and conditions of their agreement.  Any and all prior agreements, representations, negotiations and understandings made by the parties, oral and written, express or implied, are hereby superseded and merged herein.

20.                                 Execution In Counterparts.

This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement.

21.                                 Cooperativeness.

All parties have cooperated in the drafting and preparation of this Agreement, and it shall not be construed more favorably for or against any party.

22.                                 Communications

All notices, demands or other communications given under this Agreement (collectively, “Communications”) shall be in writing.  They shall be delivered personally, by certified mail or by facsimile.  If delivered personally, delivery shall be deemed made at the time the Communication is actually received.  If delivered by certified mail, delivery shall be deemed made seventy-two (72) hours after deposit of the Communication in the United States mail, postage prepaid, addressed to the party to whom such Communication is directed.  If delivered by facsimile, delivery shall be deemed made at the time of the electronic confirmation on the sender’s equipment of receipt of the Communication at the recipient’s facsimile number.  All Communications shall be addressed to the parties as follows:

If to THQ:                                                                  THQ Inc.
Attn:  Senior Vice President, Business & Legal Affairs
27001 Agoura Road, Suite 325
Calabasas Hills, CA 91301

With a Copy to:                                   Proskauer Rose LLP
Attn:  Anthony Oncidi, Esq.
2049 Century Park East, 32nd Floor
Los Angeles, CA  90067
Fax: 310.557.2193

If to EMPLOYEE:                            Eric Doctorow
31950-1/2 Pacific Coast Hwy
Malibu, CA  90265

With a Copy to:                                   Greenberg Glusker
Attn: Barry Haldeman, Esq. And Barry Kellman, Esq.
1900 Avenue of the Stars, Suite 2100
Los Angeles, CA 90067
Facsimile Number:  310-553-0687

Either party may change his or its address for purposes of this notice provision by notifying the other party of its new address in the manner set forth in this notice provision.

Executed at                                   , California, this          day of                       , 2004.

EMPLOYEE

Eric Doctorow

Executed at                                   , California, this          day of                       , 2004.

THQ INC.

By:
Its:

EXHIBIT A

SUPPLEMENTAL GENERAL RELEASE

1.                                       No Lawsuits.

(a)           Eric Doctorow (“EMPLOYEE”) promises never to file a lawsuit, administrative complaint, or charge of any kind with any court, governmental or administrative agency or arbitrator against THQ (as defined in the Separation Agreement and General Release) or its officers, directors, agents or employees, asserting any claims that are released in the Separation Agreement and General Release (“Agreement”) or in this Supplemental General Release (“Release”).

(b)           EMPLOYEE represents and agrees that, prior to signing this Release, he has not filed or pursued any complaints, charges or lawsuits of any kind with any court, governmental or administrative agency or arbitrator against THQ or its officers, directors, agents or employees, asserting any claims that are released in this Release.

(c)           THQ promises never to file a lawsuit, administrative complaint, or charge of any kind with any court, governmental or administrative agency or arbitrator against EMPLOYEE, asserting any claims that are released in the Agreement or in this Release.

(d)           THQ represents and agrees that, prior to signing this Agreement, it has not filed or pursued any complaints, charges or lawsuits of any kind with any court, governmental or administrative agency or arbitrator against EMPLOYEE, asserting any claims that are released in this Release.

2.                                       Complete and Mutual Release.

(a)           In consideration of the mutual covenants and promises contained herein and subject to the consideration set forth in Paragraph 1 of the Agreement, EMPLOYEE hereby knowingly and voluntarily releases, absolves and discharges THQ and, as applicable, its officers, partners, attorneys, agents, officers, administrators, directors, employees, affiliates, representatives, and/or assigns and successors, past and present (collectively the “Releasees”) from all rights, claims, demands, obligations, damages, losses, causes of action and suits of all kinds and descriptions, legal and equitable, known and unknown, that EMPLOYEE may have or ever have had against the Releasees from the beginning of time to the date of execution of this Release, including, but not limited to, any such rights, claims, demands, obligations, damages, losses, causes of action and suits arising out of, but not limited to, any right of EMPLOYEE or of any person arising under any law, statute, duty, contract, covenant, or order, or any liability for any act of age discrimination or other impermissible form of harassment or discrimination by THQ against EMPLOYEE, as prohibited by any state or federal statute or common law, including, but not limited to, Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e, the Americans With Disabilities Act, 42 U.S.C. §§ 12101 et seq., the Age Discrimination in Employment Act, 29 U.S.C. §§ 623 et seq., the Sarbanes-Oxley Act, the California Fair

Employment and Housing Act, Cal. Gov’t Code §§ 12940 et seq., the California Workers’ Compensation Act, Cal. Lab. Code §§ 3600 et seq., the Fair Labor Standards Act, 29 U.S.C. §§ 201 et seq., and the laws established by the California Department of Labor Standards Enforcement, e.g., Cal. Lab. Code §§ 200-272.  This includes, but is not limited to, claims for employment discrimination, wrongful termination, constructive termination, violation of public policy, breach of any express or implied contract, breach of any implied covenant, fraud, intentional or negligent misrepresentation, emotional distress, or any other claims relating to EMPLOYEE’s relationship with THQ.  The matters that are the subject of the releases referred to in this Paragraph shall be referred to collectively as “EMPLOYEE’s Released Matters.”

(b)           EMPLOYEE further understands and acknowledges that:

(1)           This Release constitutes a voluntary waiver of any and all rights and claims he has against the Releasees as of the date of the execution of this Release, including rights or claims arising under the Age Discrimination in Employment Act;

(2)           He has waived rights or claims pursuant to this Release in exchange for consideration, the value of which exceeds the payment or remuneration to which he was already entitled;

(3)           He is hereby advised that he may consult with an attorney of his choosing concerning this Release prior to executing it;

(4)           He has been afforded a period of at least 21 days to consider the terms of this Release, and in the event he should decide to execute this Release in fewer than 21 days, he has done so with the express understanding that he has been given and declined the opportunity to consider this Release for a full 21 days; and

(5)           He may revoke this subparagraph 2(b) of the Release at any time during the seven (7) days following the date of execution of this Release, and this subparagraph 2(b) of the Release shall not become effective or enforceable until such revocation period has expired (the “Effective Date”).

(c)           In consideration of the mutual covenants and promises contained herein, THQ hereby knowingly and voluntarily releases, absolves and discharges EMPLOYEE from all rights, claims, demands, obligations, damages, losses, causes of action and suits of all kinds and descriptions, legal and equitable, known and unknown, that THQ may have or ever have had against EMPLOYEE from the beginning of time to the date of execution of this Release, including, but not limited to, any such rights, claims, demands, obligations, damages, losses, causes of action and suits arising out of, but not limited to, any right of THQ arising under any law, statute, duty, contract, covenant, or order.  The matters that are the subject of the releases referred to in this Paragraph shall be referred to collectively as “THQ’s Released Matters.”

3.                                       Unknown Claims.

EMPLOYEE and THQ acknowledge that there is a risk that subsequent to the execution of this Release, EMPLOYEE or THQ will incur or suffer damage, loss or injury to persons or property that is  unknown or unanticipated at the time of the execution of this Release.

EMPLOYEE and THQ do hereby specifically assume such risk and agree that this Release and the releases contained herein shall and do apply to all unknown or unanticipated results of any and all matters caused by or connected with the relationship between THQ and EMPLOYEE, as well as those currently known or anticipated.  Accordingly, EMPLOYEE and THQ acknowledge that each has read the provisions of California Civil Code Section 1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known to him must have materially affected his settlement with the debtor”

and that each expressly waives, relinquishes and forfeits all rights and benefits accorded by the provisions of California Civil Code Section 1542, as well as any other state or federal statutes or common law principles of similar effect.

4.                                       Assumption Of Risk; Investigation Of Facts.

(a)           EMPLOYEE hereby expressly assumes the risk of any mistake of fact or that the true facts might be other than or different from the facts now known or believed to exist, and it is EMPLOYEE’s express intention to forever settle, adjust and compromise any and all disputes between and among his and the Releasees, finally and forever, and without regard to who may or may not have been correct in their respective understandings of the facts or the law relating thereto.

(b)           In making and executing this Release, EMPLOYEE represents and warrants that he has made such investigation of the facts and the law pertaining to the matters described in this Release as he deems necessary, and EMPLOYEE has not relied upon any statement or representation, oral or written, made by any other party to this Release with regard to any of the facts involved in any dispute or possible dispute between the parties hereto, or with regard to any of his rights or asserted rights, or with regard to the advisability of making and executing this Release.

(c)           THQ hereby expressly assumes the risk of any mistake of fact or that the true facts might be other than or different from the facts now known or believed to exist, and it is THQ’s express intention to forever settle, adjust and compromise any and all disputes between and among it and EMPLOYEE, finally and forever, and without regard to who may or may not have been correct in their respective understandings of the facts or the law relating thereto.

(d)           In making and executing this Agreement, THQ represents and warrants that it has made such investigation of the facts and the law pertaining to the matters described in this Agreement as it deems necessary, and THQ has not relied upon any statement or representation, oral or written, made by any other party to this Agreement with regard to any of the facts involved in any dispute or possible dispute between the parties hereto, or with regard to any of its rights or asserted rights, or with regard to the advisability of making and executing this Agreement.

5.                                       Ownership Of Claims.

(a)           EMPLOYEE represents and warrants that no portion of any of EMPLOYEE’S Released Matters and no portion of any recovery or settlement to which EMPLOYEE might be entitled has been assigned or transferred to any other person, firm, entity or corporation not a party to this Release, in any manner, including by way of subrogation or operation of law or otherwise.  If any claim, action, demand or suit should be made or instituted against the Releasees or any of them because of any such purported assignment, subrogation or transfer, EMPLOYEE agrees to indemnify and hold harmless the Releasee(s) against such claim, action, suit or demand, including necessary expenses of investigation, attorneys’ fees and costs.

(b)           THQ represents and warrants that no portion of any of THQ’s Released Matters and no portion of any recovery or settlement to which THQ might be entitled has been assigned or transferred to any other person, firm, entity or corporation not a party to this Release, in any manner, including by way of subrogation or operation of law or otherwise.  If any claim, action, demand or suit should be made or instituted against EMPLOYEE because of any such purported assignment, subrogation or transfer, THQ agrees to indemnify and hold harmless EMPLOYEE against such claim, action, suit or demand, including necessary expenses of investigation, attorneys’ fees and costs.

6.                                       No Representations.

(a)           EMPLOYEE represents and agrees that no promises, statements or inducements have been made to him which caused him to sign this Release other than those expressly stated in this Release.

(b)           THQ represents and agrees that no promises, statements or inducements have been made to it which caused it to sign this Release other than those expressly stated in this Release.

7.                                       Confidentiality Of This Release.

(a)           EMPLOYEE agrees to keep the fact, terms and amount of this Release completely confidential, and not to disclose such information to anyone other than his attorneys, accountants, licensed tax and/or professional investment advisors, and spouse, if any (hereafter referred to as “EMPLOYEE’s Confidants”), all of whom shall be informed of and be bound by this confidentiality provision.  Neither EMPLOYEE nor EMPLOYEE’s Confidants shall disclose the fact, amount or terms of this Release to anyone including, but not limited to, any representative of any print, radio or television media, to any past, present or prospective employee of or applicant for employment with THQ, to any counsel for any current or former employee of THQ, to any other counsel or third party, or to the public at large.  Notwithstanding the foregoing, nothing herein is intended to or shall prevent EMPLOYEE from (a) disclosing the fact, terms and amount of this Release in response to a valid subpoena or other legal process; (b) disclosing the fact, terms and amount of this Release to the extent necessary to enforce the Release or any of its terms; or (c) testifying truthfully pursuant to a valid subpoena issued by any court or other regulatory body having competent jurisdiction.

(b)           THQ agrees to keep the fact, terms and amount of this Release completely confidential, and not to disclose such information to anyone other than its attorneys, accountants, licensed tax and/or professional investment advisors, auditors, and, to the limited extent each has an actual need to know in connection with the performance of his or her duties, THQ executives (hereafter referred to as “THQ’s Confidants”), all of whom shall be informed of and be bound by this confidentiality provision.  Neither THQ nor THQ’s Confidants shall disclose the fact, amount or terms of this Agreement to anyone including, but not limited to, any representative of any print, radio or television media, to any past, present or prospective employee of or applicant for employment with THQ, to any counsel for any current or former employee of THQ, to any other counsel or third party, or to the public at large.  Notwithstanding the foregoing, nothing herein is intended to or shall prevent THQ from (a) disclosing the fact, terms and amount of this Agreement in response to a valid subpoena or other legal process or as otherwise required by law (e.g., SEC regulations); (b) disclosing the fact, terms and amount of this Agreement to the extent necessary to enforce the Agreement or any of its terms; or (c) testifying truthfully pursuant to a valid subpoena issued by any court or other regulatory body having competent jurisdiction.

(c)           EMPLOYEE and THQ understand and agree that any disclosure of information in violation of this confidentiality provision by EMPLOYEE, EMPLOYEE’s Confidants, THQ or THQ’s Confidant’s could cause the other party injury and damage.  Any alleged violation of this confidentiality provision shall be resolved in accordance with the arbitration provisions herein.  If any proceeding is brought concerning an alleged violation of this confidentiality provision, the prevailing party shall recover from the losing party all reasonable attorneys’ fees and costs incurred in connection with such proceeding.  The party alleging violation of this confidentiality provision shall have the burden of proving such violation by clear and convincing evidence.

Executed at                                   , California, this          day of                       , 2004.

EMPLOYEE

Eric Doctorow

Executed at                                   , California, this          day of                       , 2004.

THQ INC.

By:
Its:

EXHIBIT B

Below is a complete list of office furniture Eric Doctorow brought to THQ but which THQ did not purchase or provide funds to purchase:

1.  Desk with Return Cabinet

2.  Executive Chair

3.  Credenza

4.  Corner Bookshelf Display

5.  Framed Wall Pictures